SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 16, 2006
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 8.01      Other Events

Item 9.01      Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1     Earnings Press Release and Furnished Financial Tables

Exhibit 99.2     Filed GAAP Quarterly Financial Statements

Item 2.02	Results of Operations and Financial Condition

On November 16, 2006, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter and fiscal year ended October 31, 2006 entitled “HP Reports Fourth Quarter 2006 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), solely as a result of being included in Exhibit 99.1.

HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and certain segment information for the fiscal quarter and fiscal year ended October 31, 2006 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fourth fiscal quarter and fiscal year ending October 31, 2006 and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Measures” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net income, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

Item 8.01	Other Events

As previously disclosed in HP’s Exchange Act reports, HP is the subject of various governmental inquiries by the Attorney General of the State of California, the Committee on Energy and Commerce of the U.S. House of Representatives, the United States Attorney’s Office for the Northern District of California, and the Division of Enforcement of the U.S. Securities and Exchange Commission concerning the processes employed in certain investigations into leaks of HP confidential information to members of the media. HP has been informed that the Securities and Exchange Commission has issued a formal order of investigation in its inquiry. In addition to those previously disclosed inquiries, HP has received a request from the Federal Communications Commission for records and information relating to those leak investigations. HP is responding to that request and is cooperating fully with all of the continuing inquiries.

Four stockholder derivative lawsuits have been filed in California allegedly based on the activities of the leak investigations. A similar stockholder derivative lawsuit has been filed in Delaware. The HP Board of Directors has appointed a Special Litigation Committee consisting of two independent Board members authorized to investigate, review, and evaluate the facts and circumstances asserted in these derivative matters and to determine how HP should proceed in these matters.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter and fiscal year ended October 31, 2006, entitled “HP Reports Fourth Quarter 2006 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, and segment information for the fiscal quarter and fiscal year ended October 31, 2006 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: November 16, 2006	By:	/s/ Charles N. Charnas

	Name:	Charles N. Charnas
	Title:	Vice President, Acting General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter and fiscal year ended October 31, 2006, entitled “HP Reports Fourth Quarter 2006 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, and segment information for the fiscal quarter and fiscal year ended October 31, 2006 (filed herewith).